EXHIBIT 99.1

RALPH LAUREN CORPORATION ANNOUNCES EXECUTIVE LEADERSHIP CHANGES

Christopher H. Peterson to Become President, Global Brands

Mitchell A. Kosh to Be Named Chief Administrative Officer

Robert L. Madore to Be Appointed Chief Financial Officer

NEW YORK (BUSINESS WIRE)—April 2, 2015--Ralph Lauren Corporation (NYSE: RL) (the “Company”) today announced changes to its Executive Management Team to more effectively align senior leadership roles with its previously announced organization shift to a global brand management business model.  These changes will elevate and broaden the responsibilities of certain key executives.

“I have tremendous confidence about the future of this Company and the opportunities for our brands around the world.” said Ralph Lauren, Chairman and Chief Executive Officer of Ralph Lauren Corporation. “We have an experienced and proven management team in place.  As we move to a new global organizational structure, these executive leadership changes will allow us to maximize the potential of our brands and drive global growth.”

Jackwyn Nemerov will continue in her role as President & Chief Operating Officer and a member of the Company's Board of Directors.  During her tenure, Ms. Nemerov's leadership has been central to the Company's long and highly successful period of profitable global expansion.  Reporting to Ms. Nemerov will be the Group Presidents for Europe, Asia-Pacific and the Americas in addition to Wholesale, Retail, e-commerce and Licensing.  Ms. Nemerov joined the Company in 2004, was named to the Board of Directors in 2007 and will continue to report directly to Mr. Lauren.

Christopher H. Peterson, previously Executive Vice President, Chief Administrative Officer and Chief Financial Officer, has been promoted to the newly created position of President, Global Brands.  Mr. Peterson's broad and in-depth experience in strategically transforming business and operating models from regional and market driven organizations to global brands during his tenure with the Procter & Gamble Company uniquely positions him to play a central leadership role in directing the Corporation's organizational transformation.  Reporting to Mr. Peterson will be the Global Brand Presidents, the Chief Financial Officer, Global Real Estate, and Investor Relations.  Mr. Peterson joined the Company in 2012, and will continue to report directly to Mr. Lauren.

Mitchell A. Kosh, previously Executive Vice President of Human Resources, has been promoted to Executive Vice President and Chief Administrative Officer.  During his tenure with the Company, Mr. Kosh has played a key role in the development of a high performing and effective global organization.  In this new role, Mr. Kosh will lead the integration of key functional areas to align with the new organizational architecture.  Reporting to Mr. Kosh will be the Global heads of Human Resources, Information Technology, Legal, Corporate Services and Facilities, Internal Branding and Communications, and Corporate Social Responsibility.  Mr. Kosh, who joined the Company in 2000, will continue to report directly to Mr. Lauren.

Robert L. Madore, previously Senior Vice President of Finance, has been promoted to Senior Vice President and Chief Financial Officer.  During his tenure with the Company, Mr. Madore has held a number of key financial and operational roles.  His deep understanding of both the financial and operational aspects of the Company make him ideally suited to assume the role of Chief Financial Officer.  Reporting to Mr. Madore will be the Accounting, Finance, Treasury, Tax and Internal Audit functions.  In addition, Mr. Madore will share oversight and management of divisional financial operations.  Mr. Madore joined the Company in 2004 and will continue to report to Mr. Peterson.

Valerie Hermann will continue in her role as President of Ralph Lauren Luxury Brands.  Ms. Hermann joined the Company in April of 2014.  Her formidable experience honed over many years within the luxury sector at companies including Christian Dior, and as President of Yves Saint Laurent, has enabled her to build a strategic framework for our luxury collections.  Reporting to Ms. Hermann are the Ralph Lauren Luxury and RRL Global Brand teams and US Luxury and RRL Retail formats.  Ms. Hermann will continue to report directly to Mr. Lauren.

ABOUT RALPH LAUREN
Ralph Lauren Corporation (NYSE:RL) is a leader in the design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories and fragrances. For more than 47 years, Ralph Lauren's reputation and distinctive image have been consistently developed across an expanding number of products, brands and international markets. The Company's brand names, which include Ralph Lauren Purple Label, Ralph Lauren Collection, Ralph Lauren Black Label, Polo Ralph Lauren, Lauren Ralph Lauren, RRL, RLX, Denim & Supply Ralph Lauren, Chaps, American Living, and Club Monaco, constitute one of the world's most widely recognized families of consumer brands. For more information, go to http://investor.ralphlauren.com.

This press release and oral statements made from time to time by representatives of the Company contain or may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company's future results and financial condition, revenues, store openings, margins, expenses and earnings and are indicated by words or phrases such as "anticipate," "estimate," "expect," "project," "we believe" and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company's expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the loss of key personnel; our ability to successfully implement our anticipated growth strategies; to continue to expand or grow our business and capitalize on our repositioning initiatives in certain merchandise categories; our ability to secure the technology facilities and systems used by the Company and those of third party service providers from, among other things, cybersecurity breaches, acts of vandalism, computer viruses or similar events; our ability to continue to maintain our brand image and reputation and protect our trademarks; the impact of global economic conditions and domestic and foreign currency fluctuations on the Company, the global economy and the consumer marketplace and our ability to access sources of liquidity; the impact of the volatile state of the global economy or consumer preferences on purchases of premium lifestyle products that we sell and our ability to forecast consumer demand; changes in the competitive marketplace and in our commercial relationships; risks associated with our international operations, such as compliance with the Foreign Corrupt Practices Act or violations of other anti-bribery and corruption laws prohibiting improper payments and the burdens of complying with a variety of foreign laws and regulations, including tax laws; our ability to continue to expand our business internationally; risks associated with changes in social, political, economic and other conditions affecting foreign operations or sourcing (including tariffs and trade controls, raw materials prices and labor costs); changes in our effective tax rates or credit profile and ratings within the financial community; changes in our relationships with department store customers and licensing partners; the potential impact on our operations and on our customers resulting from natural or man-made disasters; and other risk factors identified in the Company's Annual Report on Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Source: Ralph Lauren Corporation

Ralph Lauren Corporation
Investor Relations
Evren Kopelman
(212) 813-7862
Evren.Kopelman@RalphLauren.com

Or
Corporate Communications
Malcolm Carfrae
(212) 583-2262
Malcolm.Carfrae@RalphLauren.com